No.

                           CERTIFICATE OF OWNERSHIP

                                --evidencing--

                        A Fractional Undivided Interest

                                    --in--

                           QUALIFIED UNIT INVESTMENT
                              LIQUID TRUST SERIES
                                  ("QUILTS")
                 EQUITY STRATEGIC _________, SERIES _________



--------------------
CUSIP


This is to certify that ______________________________ is the owner and registered holder of this Certificate evidencing the ownership of unit(s) of fractional undivided interest in the above named Trust created under the laws of the State of New York pursuant to the Trust Indenture and Agreement among OCC Distributors as Depositor and The Chase Manhattan Bank (National Association) as Trustee (the "Indenture"), a copy of which is available at the office of the Trustee. This Certificate is issued under and is subject to the terms, provisions and conditions of the Indenture to which the holder of this Certificate by virtue of the acceptance hereof asserts and is bound, a summary of which Indenture is contained in the Prospectus relating to the Trust. This Certificate is transferable and interchangeable by the registered holder in person or by his duly authorized attorney at the Trustees' office upon surrender of this Certificate properly endorsed or accompanied by a written instrument of transfer or other documents that the Trustee may require for transfer in form satisfactory to the Trustee and payment of the fees and expenses as provided in the Indenture.

               Witness the facsimile signature of a duly authorized officer of the Depositor and the manual signature of an authorized signature of the Trustee.


Date:                                       OCC DISTRIBUTORS,
                                               Depositor




338789.1

                                            Authorized Signatory


                                            THE CHASE MANHATTAN BANK (NATIONAL
                                              ASSOCIATION), Trustee


                                      By:
                                                   Authorized Officer


        The following abbreviations, when used in the inscription on the face of this Certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

        TEN COM - as tenants in common
        TEN ENT - as tenants by the entireties
        JT TEN  - as joint tenants with right of survivorship
                      and not as tenants in common

        UNIF GIFT MIN ACT - _________________ Custodian
--------
                                    (Cust)
(Minor)

                                    Under Uniform Gifts to Minors Act


                                    ---------------------------------
                                                      (State)

Additional abbreviations may also be used though not in the above list.


338789.1

                             (FORM OF ASSIGNMENT)


For Value Received,
hereby sell, assign and transfer ______________ Units represented by this
Certificate unto

                                    SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER
                                                   OF ASSIGNEE MUST BE PROVIDED

                                    -------------------------------------------

and does hereby irrevocably constitute and appoint
______________________________________________________, attorney, to transfer said Units on the books of the Trustee, with full power of substitution in the premises.

Dated:

SIGNATURE(S) GUARANTEED BY


                                                     NOTICE:  The signature(s)
to this
                   Firm or Bank                      assignment must correspond
                                                     with the name(s) as written
                                                     upon the face of the
                                                     Certificate in every
                                                     particular, without
                                                     alteration or
                                                     enlargement or any change
                                                     whatever.
---------------------------------------------------

               Authorized Signature



Signature(s) must be guaranteed by a member or participant of the Securities Transfer Agents Medallion Program (STAMP), Stock
Exchanges Medallion Program (SEMP) or New York Stock Exchange,
Inc.  Medallion Signature Program (MSP).

338789.1